UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2022

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston,	Texas	77024
(Address of principal executive offices)		(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of William Monteleone as President of Par Pacific Holdings, Inc.
On December 13, 2022, the Board of Directors of Par Pacific Holdings, Inc. (the “Company” or “Par Pacific”) appointed William Monteleone as President of the Company, to be effective January 1, 2023. William Pate will continue to serve as Chief Executive Officer of the Company.
Mr. Monteleone, age 39, has served as Par Pacific’s Executive Vice President and Chief Financial Officer since January 2022 and served as its Senior Vice President and Chief Financial Officer from March 2017 to January 2022. Previously, he served as Senior Vice President of Mergers & Acquisitions from January 2015 to March 2017, and as Chief Executive Officer from June 2013 to January 2015. Mr. Monteleone graduated magna cum laude from Vanderbilt University with a bachelor's degree. In connection with his appointment, Mr. Monteleone’s annual base salary will be increased to $500,000.
Appointment of Shawn Flores as Senior Vice President and Chief Financial Officer of Par Pacific Holdings, Inc.
On December 13, 2022, the Board of Directors of the Company appointed Shawn Flores as Senior Vice President and Chief Financial Officer of the Company, to be effective January 1, 2023.
Mr. Flores, age 34, previously served as Par Pacific’s Vice President – Finance since 2021. Since joining the Company in 2014, he has also served as Vice President – Strategy and Financial Planning and Director of M&A and Business Development. Mr. Flores holds a master’s degree in finance and a bachelor’s degree in accounting from Texas A&M University. In connection with his appointment, Mr. Flores’s annual base salary will be increased to $350,000.
Item 7.01. Regulation FD Disclosure.
A copy of the press release announcing the appointments of Messrs. Monteleone and Flores is filed herewith as Exhibit 99.1 and incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Issued by Par Pacific Holdings, Inc. dated December 19, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated:	December 19, 2022	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Vice President, General Counsel and Secretary